Exhibit 99.2

to Acquire

Forward Looking Statements Certain information set forth in this communication, including financial estimates, projections about the industries and markets in which Matson and Span Alaska operate, and statements as to the expected timing, completion and effects of the proposed Transaction between Matson and Span Alaska and the debt private placement, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” ”estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to each company or their respective management teams. These estimates and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected in or suggested by such statements. Such estimates and statements include, but are not limited to, statements about the benefits of the Transaction and the debt private placement, including future financial and operating results, tax benefits, future plans, objectives, expectations (financial or otherwise) and intentions, the estimated timetable for completing the Transaction and the debt private placement, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Matson and/or Span Alaska and are subject to significant risks and uncertainties outside of Matson’s and/or Span Alaska’s control. Risks and uncertainties related to the proposed Transaction and the debt private placement include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; the risk that the necessary HSR waiting period expiration for the Transaction may not be obtained or may be obtained subject to conditions that are not anticipated; uncertainties as to the timing of the Transaction and the debt private placement; competitive responses to the proposed Transaction; response by shareholders to the Transaction; risks that any of the closing conditions to the proposed Transaction or the debt private placement may not be satisfied in a timely manner; unexpected costs, charges or expenses resulting from the Transaction; litigation relating to the Transaction; risks related to the disruption of management time from ongoing business operations due to the proposed Transaction; failure to realize the synergies and other benefits expected from the proposed Transaction; changes in general economic and/or industry-specific conditions; changes in the economic condition of Alaska; competition and growth rates within the logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing tuck, rail, ocean and air carriers; changes in customer base due to possible consolidation among customers; fuel prices and availability; and the effect of the announcement of the proposed Transaction on the ability of Matson and Span Alaska to retain customers, retain key personnel of Span Alaska and maintain relationships with their suppliers, and on their operating results and businesses generally. For further information regarding factors affecting future results of Matson, please refer to its Annual Report filed on Form 10-K for the year ended December 31, 2015, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and other documents filed by Matson with the SEC, which are available at the SEC’s website http://www.sec.gov. Matson is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Transaction Highlights Matson Logistics, Inc. (indirect wholly owned sub of Matson, Inc.) to purchase 100% of Span Alaska Transportation, LLC from existing owners (primary owner is private equity firm Evergreen Pacific Partners) Transaction expected to receive full step-up in tax basis of assets Matson intends to fund closing of the Transaction from borrowings under its revolving credit facility Cash purchase price of $197.6 million; no assumed debt Present value of tax benefit related to step-up in tax basis of assets estimated at approximately $35 million Purchase Price Expect to close in 3Q2016, subject to expiration or termination of Hart-Scott-Rodino waiting period, and other customary closing conditions Timing Transaction Multiples ~9.4x estimated current annual run-rate EBITDA of approximately $21 million ~7.7x estimated current annual run-rate EBITDA net of estimated tax benefit EPS Accretion Immediate EPS accretion (excl. one-time items): Expect approximately $0.10 to $0.12 annual EPS accretion

Span Alaska Overview Market leader providing Less-than-Container Load (“LCL”) freight consolidation and forwarding services to the Alaska market Asset-light logistics business that aggregates LCL freight in Auburn, WA for consolidation and shipment to Alaska Moves freight through a network of terminals in Alaska, enabling the transport of freight to all major population centers Currently Matson’s largest northbound freight customer Has been a Horizon/Matson customer for over 30 years Excellent management team with longstanding strong reputation in the market Acquired Pacific Alaska Freightways, Inc. (“PAF”) in September 2015 which approximately doubled the size of the business Wasilla Anchorage (2) Kenai Kodiak Juneau Alaska Auburn Washington Fairbanks

Span Alaska’s Core Services LCL FREIGHT 80% of goods transported to the Auburn terminal by customer-owned vehicles Handles general cargo, keep-from-freezing, freeze & chill, and hazardous material handling for LCL shipments TRUCK SERVICES Complements core LCL services Drayage services to/from the Port of Tacoma Transportation services between Span Alaska’s deconsolidation facilities and customers’ final destinations in Alaska OTHER LOGISTICS SERVICES Brokered freight consolidation in the Lower 48 states through agent terminal in Chicago Source: Management estimates (1) Includes consolidations, Alaska delivery for LCL, FCL, freeze & chill, and barge; excludes air freight

Strategic Rationale Expands Matson Logistics into attractive new, asset light segment of freight forwarding Value-added LCL consolidation model with high degree of customer service and reliability Origination to final destination capabilities Further solidifies Matson’s position as critical freight transportation provider in the Alaska market Significantly Enhances Matson Logistics Platform Leading Operator Experienced operators with leading brand and market position Will continue to operate under Span Alaska brand Potential for long-term sales synergies with Matson Logistics in lower 48 Better ability to identify freight and handle cargo origination to final destination No planned changes to existing operations; limited integration risks Strong Management Team and Employee Base Recently successfully integrated PAF Loyal employees with strong cultural fit with Matson’s mission “To Move Freight Better Than Anyone” No employee headcount reductions expected

Financial Highlights Diversified customer base with no customer over 3% of annual revenue Top 25 customers account for less than 30% of annual revenue Long-standing relationships with limited customer turnover General cargo freight mix with less direct energy exposure Stable and Growing Revenue Base Efficient Operations With Strong Margins Excellent facility utilization across Auburn consolidation facility and Alaska deconsolidation facilities All facilities are leased, providing long-term flexibility for growth Attractive Free Cash Flow and Earnings Accretion Strong free cash flow generation with limited on-going capex needs Estimated current annual run-rate EBITDA of approximately $21 million Expect capex of approximately $1 million per year Expect business to trend somewhat lower over the next year or two based on the challenging macroeconomic and freight dynamics in Alaska Expect annual EPS accretion (excl. one-time items) of approximately $0.10 to $0.12 Stable Revenue Base Efficient Operations With Strong Margins

Transaction Funding Matson expects to fund transaction from available borrowings under its existing $400 million revolving credit facility Sources and Uses of Funds SPAN Transaction ($ in millions) Sources of Funds: Borrowing on Revolving Credit Facility $202.6 Total Sources $202.6 Uses of Funds: Transaction Value $197.6 Estimated one-time pre-tax transaction closing and integration costs $5.0 Total Uses $202.6

Matson Secures Attractive Long-term Financing • Entered into a private placement commitment letter pursuant to which Matson expects to issue $200 million of 15-year senior unsecured notes (the “Notes”) • The Notes are expected to have a weighted average life of approximately 8.5 years and will bear interest at a rate of 3.14 percent, payable semi-annually • The Notes are expected to be issued within next 60 days • Proceeds are expected to be used to pay down the Company’s revolving credit facility and for general corporate purposes • Removes need for future financings to fund construction of the two Aloha Class vessels in progress – May pursue Title XI financing • Maintains Matson’s financial flexibility and low leverage to allow for additional access to capital in future years should Matson decide to order additional new vessels to complete Hawaii fleet renewal Matson Logistics to Acquire Span Alaska, July 18, 2016 – Slide 9

Investment Grade Credit Metrics Maintained • Pro Forma Debt / EBITDA (Before Horizon acquisition SG&A and Molasses Settlement) below long-term targeted level of “low 2x’s” • Approximately $345 million of unused capacity under $400 million revolving credit facility Pro Forma Capitalization as of 3/31/16 ($ in millions) MATX SPAN Transaction (3) Private Placement Financing (2) Pro Forma Revolving Credit Facility $54.0 $202.6 ($200.0) $56.6 Term Loans $367.4 $200.0 $567.4 Title XI Bonds $57.2 $57.2 Capital Leases $2.6 $1.3 $3.9 Total Debt $481.2 $685.1 Less: Cash and Cash Equivalents $20.1 $0.0 $0.0 $20.1 Less: Capital Construction Fund - cash on deposit $12.5 $12.5 Net Debt $448.6 $652.5 LTM EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1) $344.4 $21.0 $365.4 Net Debt / EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1) 1.3x 1.8x Debt / EBITDA (Before Horizon Acquisition SG&A and Molasses Settlement) (1) 1.4x 1.9x (1) Based on Matson's LTM EBITDA (before Horizon acquisition related SG&A and Molasses Settlement) as of March 31, 2016 and current estimated annual run-rate EBITDA for SPAN (2) Excludes private placement transaction fees (3) Purchase price of $197.6 million plus estimated one-time pre-tax transaction closing and integration costs of approximately $5.0 million Matson Logistics to Acquire Span Alaska, July 18, 2016 – Slide 10

Summary Remarks Strategically and financially compelling transaction Reinforces Matson’s long-term commitment to Alaska Significantly enhances Matson Logistics’ platform and profitability, providing near to medium term EPS growth and broadening our service offering The Transaction is not expected to impact Matson’s other strategic initiatives: Aloha Class vessel construction program Consideration of additional fleet renewal investments Dividend and return of capital approach

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. EBITDA is defined as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization (including deferred dry-docking amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. Last Twelve Months Ended 3/31/16 Net Income $96.1 Add: Income tax expense $70.8 Add: Interest expense $19.1 Add: Depreciation and amortization $89.8 Add: Dry-dock amortization $25.7 EBITDA $301.5 Add: Horizon Acquisition related SG&A in excess of run-rate target $29.6 Add: Molasses Settlement $13.3 $344.4 EBITDA RECONCILIATION (In millions) EBITDA (before Horizon Acquisition SG&A and Molasses Settlement)